UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  May 20, 2011
(Date of earliest event reported: May 19, 2011)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On May 19, 2011, Revlon Consumer Products Corporation ("Products Corporation"), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’), consummated its previously announced refinancing of its bank term loan facility (the "2011 Term Loan Refinancing").

The principal terms and conditions of the 2011 Term Loan Refinancing were described in Products Corporation's and Revlon's respective Current Reports on Form 8-K, which were each filed with the SEC on May 19, 2011.

The purpose of this Current Report on Form 8-K is to file as exhibits the material transaction documents for the 2011 Term Loan Refinancing.

Item 9.01.  Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
4.1
Third Amended and Restated Term Loan Agreement dated as of May 19, 2011 (the "2011 Term Loan Agreement"), among Products Corporation, as borrower, the lenders party thereto, Citigroup Global Markets Inc. ("CGMI"), J.P. Morgan Securities LLC ("JPM Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Wells Fargo Securities, LLC ("WFS") as the joint lead arrangers; CGMI, JPM Securities, Merrill Lynch, Credit Suisse, WFS and Natixis, New York Branch ("Natixis"), as joint bookrunners; JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents; Credit Suisse, Wells Fargo Bank, N.A. and Natixis as co-documentation agents; and Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of Products Corporation filed with the SEC on May 20, 2011.

4.2
Reaffirmation Agreement dated as of May 19, 2011 made by Revlon, Inc., Products Corporation and certain of its domestic subsidiaries and acknowledged by CUSA, as collateral agent for the secured parties.

4.3	Master Assignment and Acceptance dated as of May 19, 2011 among certain lenders and Citibank, N.A.
4.4	Form of Term Loan Note under the 2011 Term Loan Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Senior Vice President and
General Counsel

Date: May 20, 2011

EXHIBIT INDEX

Exhibit No.	Description
4.1
Third Amended and Restated Term Loan Agreement dated as of May 19, 2011 (the "2011 Term Loan Agreement"), among Products Corporation, as borrower, the lenders party thereto, Citigroup Global Markets Inc. ("CGMI"), J.P. Morgan Securities LLC ("JPM Securities"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Wells Fargo Securities, LLC ("WFS") as the joint lead arrangers; CGMI, JPM Securities, Merrill Lynch, Credit Suisse, WFS and Natixis, New York Branch ("Natixis"), as joint bookrunners; JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents; Credit Suisse, Wells Fargo Bank, N.A. and Natixis as co-documentation agents; and Citicorp USA, Inc. ("CUSA") as administrative agent and collateral agent.

4.2
Reaffirmation Agreement dated as of May 19, 2011 made by Revlon, Inc., Products Corporation and certain of its domestic subsidiaries and acknowledged by CUSA, as collateral agent for the secured parties.

4.3	Master Assignment and Acceptance dated as of May 19, 2011 among certain lenders and Citibank, N.A.
4.4	Form of Term Loan Note under the 2011 Term Loan Agreement.